UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 8, 2023

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive Mississauga, Ontario, Canada L5K 1B1 (905) 403-6500	902 Broadway, Floor 20 New York, New York, USA 10010 (212) 821-0100

(Address of principal executive offices, zip code, telephone numbers)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	IMAX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

IMAX Corporation (the “Company”) held its 2023 Annual and Special Meeting of Shareholders on June 8, 2023 (the “Meeting”). At the Meeting, the Company’s shareholders approved amendments (the “Amendments”) to the Company’s Second Amended and Restated Long-Term Incentive Plan (the “LTIP”). The Company’s Board of Directors (the “Board”) had previously approved the Amendments on April 4, 2023, subject to shareholder approval.

For descriptions of the Amendments and the LTIP, see Item No. 6, “Approval of the Amendments to Second Amended and Restated Long-Term Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2023. These descriptions are incorporated by reference into Item 5.02 of this Current Report on Form 8-K (the “Report”). This disclosure and the incorporated descriptions of the Amendments and the LTIP are qualified in their entirety by reference to the Amendments and the LTIP, copies of which are filed hereto as Exhibits 10.1 and 10.2, respectively.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Meeting, the Company’s shareholders confirmed amendments to the Company’s Amended and Restated By-Law No. 1 by way of repeal and replacement (as amended, the “By-Law”). The amendments update certain procedural and disclosure requirements for director nominations made by shareholders in light of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board had previously approved and adopted the By-Law on February 7, 2023.

The foregoing description of the By-Law does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Law, which is filed as Exhibit 3.1 to this Report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the matters acted upon by the Company’s shareholders at the Meeting, and the final voting results on each such matter.

1.	Election of Directors

Gail Berman, Eric A. Demirian, Kevin Douglas, Richard L. Gelfond, David W. Leebron, Michael MacMillian, Steve Pamon, Dana Settle, Darren Throop, and Jennifer Wong were elected as directors of the Company. Each director elected will hold office until the earlier of the close of the next annual meeting of shareholders in 2024, the election or appointment of his or her successor, or the date of his or her resignation or termination.

Director	Votes For	Votes Against	Broker Non-Votes
Gail Berman	42,353,280	213,257	2,757,675
Eric A. Demirian	41,332,683	1,233,855	2,757,674
Kevin Douglas	36,239,051	6,325,486	2,759,675
Richard L. Gelfond	42,210,403	356,134	2,757,675
David W. Leebron	40,997,482	1,569,056	2,757,674
Michael MacMillan	42,045,377	521,161	2,757,674
Steve Pamon	37,238,776	5,327,762	2,757,674
Dana Settle	36,242,249	6,322,289	2,759,674
Darren Throop	36,252,695	6,311,842	2,759,675
Jennifer Wong	42,353,676	212,862	2,757,674

2.	Appointment of Auditor

The shareholders approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors until the next annual meeting of shareholders in 2024, and shareholders authorized the directors to fix the independent auditors’ remuneration.

Votes For	Votes Withheld/Abstained	Broker Non-Votes
44,072,239	1,251,973	0

3.	Named Executive Officer Compensation (“Say-on-Pay”)

The shareholders did not approve the advisory vote on the compensation of the Company’s Named Executive Officers (the “NEOs”).

Votes For	Votes Against	Votes Withheld/Abstained	Broker Non-Votes
19,495,924	21,815,712	1,254,900	2,757,676

4.	Frequency of Say-on-Pay

The shareholders recommended that the advisory vote on the NEOs’ compensation be held every year.

1 Year	2 Years	3 Years	Votes Withheld/Abstained	Broker Non-Votes
41,139,859	8,395	1,409,003	9,024	2,757,931

In light of the shareholders’ recommendation, the Board determined that an advisory vote on the NEOs’ compensation will be conducted every year, until the next vote on the frequency of such votes.

5.	Confirmation of Amendments to Amended and Restated By-Law No. 1

The shareholders confirmed the amendments to the Company’s Amended and Restated By-Law No. 1. A copy of the By-Law is attached hereto as Exhibit 3.1.

Votes For	Votes Against	Votes Withheld/Abstained	Broker Non-Votes
42,146,680	401,311	18,546	2,757,675

6.	Approval of Amendments to the LTIP

The shareholders approved the Amendment to the LTIP. Copies of the Amendment and the LTIP are attached hereto as Exhibits 10.1 and 10.2, respectively.

Votes For	Votes Against	Votes Withheld/Abstained	Broker Non-Votes
41,058,181	1,470,078	38,277	2,757,676

Item 7.01	Regulation FD

On June 14, 2023, the Company issued a press release announcing a 3-year extension of the Company’s share-repurchase program. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated By-Law No. 1 of IMAX Corporation, enacted on February 7, 2023.

10.1	Amendment No. 1 to Second Amended and Restated Long-Term Incentive Plan.

10.2	Second Amended and Restated Long-Term Incentive Plan. Incorporated by reference to Exhibit 10.1 to IMAX Corporation’s Form 8-K filed on June 5, 2020.

99.1	Press Release, dated June 14, 2023.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation
(Registrant)

Date: June 14, 2023	By:	/s/ Robert D. Lister
	Name:	Robert D. Lister
	Title:	Chief Legal Officer and Senior Executive Vice President

	By:	/s/ Kenneth Weissman
	Name:	Kenneth Weissman
	Title:	Deputy General Counsel & Corporate Secretary